Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes

Note 14 Income Taxes

The following table summarizes our total income (loss) before income taxes (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Domestic income (loss) before income taxes	$199,682	$(3,966,322)	$938,156
Foreign income before income taxes	59,795	48,382	71,942

Total income (loss) before income taxes	$259,477	$(3,917,940)	$1,010,098

The primary reason for the variance in domestic income before income tax was that our Luxembourg entities recorded a net gain on the extinguishment of debt in 2016. In 2015, they recorded impairments of goodwill and other intangible assets. No comparable amounts were recorded in 2014.

The provision for (benefit from) income taxes consisted of the following (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Current income tax provision
Domestic	$2,306	$—	$(35)
Foreign	33,311	10,817	25,721

Total	35,617	10,817	25,686

Deferred income tax benefit:
Domestic	$—	$—	$(80)
Foreign	(12,646)	(9,304)	(9,620)

Total	(12,646)	(9,304)	(9,700)

Total income tax provision (benefit):	$22,971	$1,513	$15,986

The income tax provision (benefit) was different from the amount computed using the Luxembourg statutory income tax rate of 29.22% for the reasons set forth in the following table (in thousands):

	Year Ended December 31, 2014	Year Ended December 31, 2015	Year Ended December 31, 2016
Expected tax provision (benefit) at Luxembourg statutory income tax rate	$75,819	$(1,144,822)	$295,150
Foreign income tax differential	40,099	42,339	51,787
Nontaxable interest income	(53,361)	(67,651)	—
Domestic financing activities	6,038	40,169	(8,279)
Change in tax rate	—	—	416,156
Tax deductible impairment charges in Luxembourg subsidiaries	—	(854,393)	(1,280,759)
Goodwill impairment	—	599,974	—
Changes in unrecognized tax benefits	1,229	(15,465)	(1,629)
Changes in valuation allowance	(24,147)	1,463,774	554,479
Tax effect of 2011 Intercompany Sale	(6,740)	(6,112)	(6,701)
Foreign tax credits	(2,147)	(2,171)	(5,480)
Research and development tax credits	(5,564)	(2,103)	(3,275)
Other	(8,255)	(52,026)	4,537

Total income tax provision (benefit)	$22,971	$1,513	$15,986

The majority of our operations are located in taxable jurisdictions, including Luxembourg, the United States and the United Kingdom. Our Luxembourg companies that file tax returns as a consolidated group generated a taxable loss for the year ended December 31, 2016. Due to our cumulative losses in recent years, and the inherent uncertainty associated with the realization of taxable income in the foreseeable future, we recorded a full valuation allowance against the net operating losses generated in Luxembourg. The difference between tax expense (benefit) reported in the consolidated statements of operations and tax computed at statutory rates is attributable to the valuation allowance on losses generated in Luxembourg, the provision for foreign taxes, which were principally in the United States and the United Kingdom, as well as withholding taxes on revenue earned in many of the foreign markets in which we operate.

Our Luxembourg net operating loss includes the effect of Luxembourg GAAP to U.S. GAAP differences, primarily related to fair value adjustments attributable to the migration of certain holding companies and subsidiaries’ jurisdiction of organization from Bermuda to Luxembourg on December 15, 2009 and the result of a series of internal transactions and related steps completed on January 12, 2011, that reorganized the ownership of our assets among our subsidiaries and effectively combined the legacy business of Intelsat Subsidiary Holding Company S.A. and Intelsat Corporation. Another reason for our Luxembourg net operating loss is the impairment charges against Luxembourg GAAP values of certain intangible assets and investments in subsidiaries.

The following table details the composition of the net deferred tax balances as of December 31, 2015 and 2016 (in thousands):

	As of December 31, 2015	As of December 31, 2016
Long-term deferred taxes, net	$(160,802)	$(168,445)
Other assets	12,203	15,181

Net deferred taxes	$(148,599)	$(153,264)

The components of the net deferred tax liability were as follows (in thousands):

	As of December 31, 2015	As of December 31, 2016
Deferred tax assets:
Accruals and advances	$26,672	$31,015
Amortizable intangible assets	739,058	17,549
Performance incentives	17,596	14,599
Customer deposits	17,771	20,664
Bad debt reserve	3,607	8,659
Accrued retirement benefits	72,520	67,988
Disallowed interest expense carryforward	111,038	109,575
Net operating loss carryforward	2,232,359	3,937,736
Tax credits	36,656	17,562
Other	14,646	16,491

Total deferred tax assets	3,271,923	4,241,848

Deferred tax liabilities:
Satellites and other property and equipment	(172,574)	(186,390)
Amortizable intangible assets	(30,788)	(379,653)
Non-amortizable intangible assets	(116,526)	(109,844)
Tax basis differences in investments and affiliates	(218,583)	(231,210)
Other	(21,040)	(72,524)

Total deferred tax liabilities	(559,511)	(979,621)

Valuation allowance	(2,861,011)	(3,415,491)

Total net deferred tax liabilities	$(148,599)	$(153,264)

In November 2015, the FASB issued ASU 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes to simplify the presentation of deferred income taxes. The amendments in this update require that deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. ASU 2015-17 is effective for interim and annual periods beginning after December 15, 2016 on a prospective or retrospective basis with early adoption allowed. We adopted the amendments in the fourth quarter of 2015 on a prospective basis.

As of December 31, 2015 and 2016, our consolidated balance sheets included a deferred tax asset in the amount of $2.2 billion and $3.9 billion, respectively, attributable to the future benefit from the utilization of certain net operating loss carryforwards. The reason for this increase is that during the year ending December 31, 2016, our Luxembourg subsidiaries recorded various impairment charges in their Luxembourg GAAP books. Due to our full valuation allowance on deferred tax assets in our Luxembourg subsidiaries, these impairment charges had no impact on our tax expense. In addition, our balance sheets as of December 31, 2015 and December 31, 2016 included $46.3 million and $28.7 million of deferred tax assets, respectively, attributable to the future benefit from the utilization of tax credit carryforwards. As of December 31, 2016, we had tax-effected U.S. federal, state and other foreign tax net operating loss carryforwards of $56.4 million expiring, for the most part, between 2021 and 2036, and tax effected Luxembourg net operating loss carryforwards of $3.9 billion without expiration. These Luxembourg net operating loss carryforwards were caused primarily by our interest expense, satellite depreciation and amortization and impairment charges under Luxembourg GAAP related to investments in subsidiaries, goodwill and other intangible assets. Our alternative minimum tax credit carryforward of $8.9 million may be carried forward indefinitely, our foreign tax credit carryforward of $17.2 million may be carried forward to years between 2023 and 2026, and the $2.6 million research and development credit may be carried forward to 2036.

Our valuation allowance as of December 31, 2015 and 2016 was $2.9 billion and $3.4 billion, respectively. Almost all of the valuation allowance relates to Luxembourg net operating loss carryforwards and deferred tax assets created by differences between U.S. GAAP and Luxembourg tax basis. Certain operations of our subsidiaries are controlled by various intercompany agreements which provide these subsidiaries with predictable operating profits. Other subsidiaries, principally Luxembourg subsidiaries, are subject to the risks of our overall business conditions which make their earnings less predictable.

The following table summarizes the activity related to our unrecognized tax benefits (in thousands):

	2015	2016
Balance at January 1	$67,135	$40,248
Increases related to current year tax positions	3,237	2,301
Increases related to prior year tax positions	962	1,530
Decreases related to prior year tax positions	(1,068)	(878)
Expiration of statute of limitations for the assessment of taxes	(30,018)	(7,034)

Balance at December 31	$40,248	$36,167

As of December 31, 2015 and December 31, 2016 our gross unrecognized tax benefits were $40.2 million and $36.2 million, respectively (including interest and penalties), of which $29.6 million and $27.9 million, respectively, if recognized, would affect our effective tax rate. As of December 31, 2015 and 2016, we had recorded reserves for interest and penalties in the amount of $5.0 million and $3.1 million, respectively. We continue to recognize interest and, to the extent applicable, penalties with respect to the unrecognized tax benefits as income tax expense. Since December 31, 2016, the change in the balance of unrecognized tax benefits consisted of an increase of $2.3 million related to current tax positions, an increase of $1.5 million related to prior tax positions, a decrease of $0.8 million related to prior tax positions and due to a settlement of an audit, and a decrease of $7.0 million due to the expiration of statute of limitations for the assessment of taxes.

We operate in various taxable jurisdictions throughout the world and our tax returns are subject to audit and review from time to time. We consider Luxembourg, the United States, the United Kingdom and Brazil to be our significant tax jurisdictions. Our Luxembourg, U.S., United Kingdom and Brazilian subsidiaries are subject to income tax examination for periods after December 31, 2010. Within the next twelve months, we believe that there are no jurisdictions in which the outcome of unresolved tax issues or claims is likely to be material to our results of operations, financial position or cash flows.

On March 3, 2014, Intelsat Corp, Intelsat Global Service LLC, Intelsat General, Intelsat USA License LLC and Intelsat USA Sales LLC were notified by the District of Columbia Office of the Tax Revenue of its intent to initiate an audit for the tax years ending 2010 and 2011. In June 2016, we received a notice of proposed audit changes with no material assessment.